UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 2005

(Date of earliest event reported)

MICROS SYSTEMS, INC. 401(k) RETIREMENT PLAN

(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland		21046-2289
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 443-285-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes In Registrant’s Certifying Accountant.

On March 31, 2005, the MICROS Systems, Inc., 401K Retirement Plan (herein, the “Plan”) notified PriceWaterhouseCoopers LLP (“PwC”) that it was dismissed as the Plan’s independent registered public accounting firm.  The Plan has retained McGladrey & Pullen LLP (“M&P”) as its independent accountant for the period ending December 31, 2004.  These decisions were approved by the Audit Committee of the Board of Directors of MICROS Systems, Inc.

PwC will continue to serve as the independent registered public accounting firm for MICROS Systems, Inc., the Plan’s sponsor, for the fiscal year 2005.

PwC’s reports on the financial statements of the Plan for each of the two years in the period ended December 31, 2003 contained no adverse opinion or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

For the years ended December 31, 2003 and 2002, and through March 31, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements of the Plan for such years.  Further, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the years ended December 31, 2003 and 2002 and through March 31, 2005.

The Audit Committee has authorized PwC to respond fully to inquiries of M&P.

During the years ended December 31, 2003 and 2002 and through March 31, 2005, the Plan has not consulted with M&P with regard to (1) any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that M&P might render on the Plan’s financial statements and supplemental schedules or (2) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304 of Regulation S-K).

The Plan provided PwC with a copy of this Report and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein related to PwC, or, if not, advising in which respects it does not agree.  A copy of that letter, dated April 6, 2005, is filed as Exhibit 16.1 to this Report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)           Exhibit 16.1 (PwC’s letter to the Securities and Exchange Commission)

Date: April 6, 2005

MICROS Systems, Inc. 401k Retirement Plan
(Registrant)

	By:	/s/ Gary C. Kaufman
Gary C. Kaufman
Executive Vice-President, Finance and
Administration, and Chief Financial Officer